UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2026

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Axe Compute Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36790	33-1007393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

91 43rd Street, Suite 110

Pittsburgh, Pennsylvania 15201

(Address of Principal Executive Offices) (Zip Code)

(412) 432-1500

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	AGPU	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On April 10, 2026, Josh Blacher advised Axe Compute Inc. (the "Company") of his intention to resign from his position as Chief Financial Officer of the Company, effective May 18, 2026. Mr. Blacher’s resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Appointment of Chief Financial Officer

On April 16, 2026, the Board of Directors of the Company appointed Jeremy Yaukey-Witter to serve as co-Chief Financial Officer of the Company alongside Mr. Blacher from April 16, 2026 through May 18, 2026. The Board of Directors also appointed Mr. Yaukey-Witter to serve as the sole Chief Financial Officer of the Company after May 18, 2026.

Mr. Yaukey-Witter joined the Company in April 2023 and most recently served as Controller. Prior to joining the Company, Mr. Yaukey-Witter held various positions of increasing responsibility at KPMG LLP, where he provided audit and attestation services to publicly traded and private companies across various industries including technology and energy. Mr. Yaukey-Witter holds a Bachelor of Science in Accounting and a Bachelor of Arts in Economics from Susquehanna University and is a Certified Public Accountant.

There are no arrangements or understandings between Mr. Yaukey-Witter and any other persons pursuant to which he was appointed as Chief Financial Officer. There are no family relationships between Mr. Yaukey-Witter and any director or executive officer of the Company, and Mr. Yaukey-Witter has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Yaukey-Witter's appointment as Chief Financial Officer of the Company, the Company and Mr. Yaukey-Witter entered into an employment agreement, dated April 16, 2026 (the "Employment Agreement"), which provides for, among other things, payment to Mr. Yaukey-Witter of an annual base salary equal to $280,000, and at the discretion of the Board's Compensation Committee (the "Committee"), the right to receive grants of stock options or other equity awards. Mr. Yaukey-Witter will also be eligible to participate in the Company's (i) bonus program with an annual cash bonus target ranging from 0% to 40% of base salary or, at the discretion of the Committee, a higher percentage based on his and the Company's performance, (ii) long-term incentive plan adopted and maintained by the Compensation Committee, under which Mr. Yaukey-Witter was granted 225,000 options with a three-year vesting schedule, and (iii) standard employee benefit plans generally available to executive officers of the Company, including health and dental insurance, short-term and long-term disability insurance, life insurance, and the 401(k) plan.

As a material inducement to Mr. Yaukey-Witter's acceptance of employment with the Company, on April 16, 2026 (the "Grant Date") the Company granted Mr. Yaukey-Witter stock options (the "Options") to purchase 225,000 shares of the Company's common stock, par value $0.01 per share, at an exercise price of $3.51 per share, pursuant to a Stock Option Inducement Award Agreement (the "Option Agreement") between Mr. Yaukey-Witter and the Company in accordance with Nasdaq Listing Rule 5635(c)(4). The Options shall vest and become exercisable as follows: (i) one-third of the shares subject to the Option on the Grant Date (rounded down to the nearest whole share) shall vest on the one-year anniversary of the Grant Date and (ii) 1/36th of the shares subject to the Option on the Grant Date (in each case rounded down to the nearest whole share except for the final tranche) shall vest following the one-year anniversary of the Grant Date on a monthly basis on each monthly anniversary of the Grant Date, if, and only if, the Holder is, and has been, continuously in Service from the Grant Date through and including the applicable vesting date. Except to the extent earlier terminated or exercised pursuant to the Agreement, the Option shall terminate at 5:00 p.m., U.S. Eastern time, on the day immediately prior to the ten-year anniversary of the Grant Date.

The foregoing descriptions of the Employment Agreement and the Option Agreement are qualified in their entirety by the terms of the Employment Agreement and the form of Option Agreement, respectively, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2 and are incorporated herein by reference.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expected income trajectory, business model performance, and market opportunity. These statements involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including competition, GPU supply availability, customer concentration, deployment timelines, performance obligations, macroeconomic conditions, and other risks described in the Company's filings with the U.S. Securities and Exchange Commission. Contract figures represent total signed contract value; executed agreements may be subject to conditions, deployment timelines, and performance obligations, and income recognition may differ from total contract value. Axe Compute undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this release.

Contract figures represent total signed contract value. Executed agreements may be subject to conditions, deployment timelines, and performance obligations. Revenue recognition may differ from total contract value and estimated income.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*	Employment Agreement, dated as of April 16, 2026, by and between Axe Compute Inc. and Jeremy Yaukey-Witter
10.2	Stock Option Inducement Award Agreement, dated as of April 16, 2026, by and between Axe Compute Inc. and Jeremey Yaukey-Witter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* As permitted by Regulation S-K, Item 601(b)(10)(iv) of the Securities Exchange Act of 1934, as amended, certain confidential portions of this exhibit have been redacted from the publicly filed document. The Registrant agrees to furnish supplementally an unredacted copy of the exhibit to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Axe Compute Inc.

Date: April 16, 2026	By:	/s/ Christoper Miglino
Christopher Miglino
Chief Executive Officer